SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2014

FTI CONSULTING, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-14875	52-1261113
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive, Suite 1500 West Tower, West Palm Beach, Florida 33401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 515-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 18, 2014, the Compensation Committee of the Board of Directors of FTI Consulting, Inc. (“FTI Consulting”) ratified and approved Retention Bonus Letter Agreements with each of David G. Bannister, Executive Vice President and Chairman of the North America Region, Roger D. Carlile, Executive Vice President and Chief Financial Officer, and Eric B. Miller, Executive Vice President, General Counsel and Chief Risk Officer (each an “Executive Officer”), in each case effective January 15, 2014 (each a “Retention Agreement”). Each Retention Agreement provides that if such Executive Officer remains continuously employed by FTI Consulting through March 15, 2015 (the “Retention Date”), he will be entitled to a cash retention award in the amount of $1.0 million (each a “Retention Payment”). If such Executive Officer is terminated by FTI Consulting other than for “cause” (as defined in the Retention Agreement), or if such Executive Officer’s employment is terminated for death or disability or such Executive Officer resigns for “good reason” (as defined in the Retention Agreement), in each case prior to the Retention Date, he will be entitled to receive the Retention Payment within 60 days of such termination event, provided he (or his executor or personal representative) executes and returns a general release which becomes effective and irrevocable prior to such 60th day.

The foregoing summary of the Retention Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Agreements, copies of which are furnished as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and David G. Bannister.

10.2	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and Roger D. Carlile

10.3	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and Eric G. Miller

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, FTI has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FTI CONSULTING, INC.

Dated: February 20, 2014	By:	/s/ ERIC B. MILLER
Eric B. Miller Executive Vice President, General Counsel and Chief Risk Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and David G. Bannister.

10.2	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and Roger D. Carlile

10.3	Retention Bonus Letter Agreement dated January 15, 2014, by and between FTI Consulting, Inc. and Eric G. Miller

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